UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 16, 2007

Commission File Number: 0-21806

PLM Equipment Growth Fund VI Liquidating Trust
(Exact name of registrant as specified in its charter)

California	94-3135515
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

405 Lexington Avenue, 67th Floor
New York, NY 10174
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 682-3344

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 16, 2007, the Cortes Vessel Limited Partnership, an entity in which PLM Equipment Growth Fund VI Liquidating Trust (the “Liquidating Trust”) owns a 52.5% interest, completed the sale of a marine vessel to Champion Shipping (“Champion”) pursuant to the terms of the Memorandum of Agreement as described in Item 1.01 of the Liquidating Trust’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2006. Such Current Report is incorporated herein by reference and the Memorandum of Agreement is filed herewith.

Other than in respect of the memorandum of agreement, there are no material relationships between the Liquidating Trust, Champion or any of their affiliates, or any director or officer of the Trustee of the Liquidating Trust, or any associate of such director or officer except that an affiliated entity of the Liquidating Trust has chartered another marine vessel to Champion.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Memorandum of Agreement dated December 21, 2006 among Cortes Vessel Limited Partnership and Champion Shipping.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLM Equipment Growth Fund VI Liquidating Trust

By: PLM Financial Services, Inc.,
its Trustee

By: s/s Richard K Brock
Richard K Brock
Chief Financial Officer

Date: March 16, 2007

Exhibit Index

Exhibit 10.1 Memorandum of Agreement dated December 21, 2006 among Cortes Vessel Limited Partnership and Champion Shipping (filed herewith).